UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 6, 2008

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17851 N. 85th Street, Suite 300, Scottsdale, Arizona		85255
(Address of Principal Executive Offices)		(Zip Code)

(480) 515-8100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On May 6, 2008, Meritage Homes Corporation (the “Company”) announced that its board of directors has adopted a policy regarding designation of preferred stock.  At the upcoming annual meeting of Meritage’s stockholders to be held on May 15, 2008, stockholders are being asked to approve Proposal No. 5, an amendment to Meritage’s Articles of Incorporation to provide for the issuance of preferred stock as may be determined by the board of directors in its discretion.  In order to address concerns regarding the use of the preferred stock, the Meritage board has adopted a policy requiring that, unless approved by a vote of the stockholders, any designation of preferred stock in connection with the adoption of a stockholder rights plan include provisions effecting the termination of that plan within one year.  The policy also requires that other uses of preferred stock be limited to bona fide capital raising or business acquisition transactions.

As disclosed in the proxy statement distributed in connection with the upcoming annual meeting of stockholders, Meritage has no current plans to issue preferred stock. Rather, this proposal to approve the creation of preferred stock is designed to provide Meritage’s board of directors with the flexibility to issue such preferred stock, should they, at some time in the future, determine that such measures are necessary or desirable.  Stockholders and other investors are urged to read the proxy statement, which contains important information that should be read carefully before any decision is made with respect to all proposals, including the proposal to approve the creation of the preferred stock.

Safe Harbor Statement

This Report contains “forward-looking statements,” including statements regarding the annual meeting of shareholders and the use of preferred stock.  These forward-looking statements are based on the Company’s current expectations, management’s beliefs and certain assumptions made by management.  Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  These forward-looking statements speak only as of the date hereof and are based upon the information available to the Company at this time.  Such information is subject to change, and the Company will not necessarily inform you of such changes.  These statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict.

Relevant risks and uncertainties include those referenced in Meritage’s filings with the U.S. Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, its recent Current Reports on Form 8-K and its Proxy Statement for the annual meeting of shareholders to be held on May 15, 2008. These filings discuss important risk factors that could contribute to differences in or otherwise affect its business, results of operations and financial condition.  These risks and uncertainties could cause actual results to differ materially and adversely from those expressed in or implied by the forward-looking statements, and should be carefully reviewed and considered.  Meritage undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2008

MERITAGE HOMES CORPORATION

/s/	Larry W. Seay
By:	Larry W. Seay
Executive Vice President and Chief Financial Officer